SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934



Date of Report:  August 12, 1999



HAUSER, INC.
(Exact name of Registrant as specified in its charter)



(State or other jurisdiction of incorporation)     Colorado
(Commission File Number)                           0-17174
(I.R.S. Employer Number)                           84-0926801



5555 Airport Boulevard
Boulder, Colorado 80301
(Address of principal executive office)



(720) 406-4600
(Registrant's telephone number,including area code

Item 7.  Financial Statements and Exhibits

   The following amendments to Item 7 of the form 8-K are hereby made.

(c)    Exhibits

Exhibit Index:

Exhibit 2.1 - Agreement and Plan of Merger
   Incorporated by reference as Exhibit 2.1 to Form 10-Q dated October 31, 1998, and amended as Appendix B to Definitive Proxy Statement dated May 11, 1999

Exhibit 2.2 - Form of Agreement Regarding Employees
   Incorporated by reference as Exhibit 2.2 to Form 10-Q dated October 31,
   1998

Exhibit 2.3 - Form of Escrow Agreement
   Incorporated by reference as Exhibit 10.2 to Form 10Q-A dated January
   31, 1999

Exhibit 2.4 - Form of Governance Agreement
   Incorporated by reference as Exhibit 2.4 to Form 10-Q dated October 31, 1998, and amended as Appendix C to the Definitive Proxy Statement dated May 11, 1999

Exhibit 2.5 - Inventory Purchase Agreement
   Incorporated by reference as Exhibit 2.5 to Form 10Q dated October 31,
   1998

Exhibit 2.6 - Agreement for Option to Acquire Powders Business
   Incorporated by reference as Exhibit 2.6 to Form 10-Q dated October 31,
   1998

Exhibit 2.7 - Registration Rights Agreement
   Incorporated by reference as Exhibit 2.7 to Form 10-Q dated October 31,
   1998

Exhibit 2.8 - Sourcing Agreement dated June 11, 1998
   Incorporated by reference as Exhibit 2.8 to Form 10-Q dated October 31,
   1998

Exhibit 2.9 - Press Release announcing the closing of the Merger dated June 11, 1999
   Incorporated by reference as Exhibit 2.9 to Form 8-K dated June 25, 1999

Exhibit 3.0 - Zuellig Botanical Extracts, Inc. and Affiliated Companies Combined Financial Statements of the Contributed Subsidiaries as of March 31, 1999 and 1998 and for Each of the Three Years in the Period Ended March 31, 1999 and Independent Auditors' Report

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  HAUSER, INC.



  By: _____________________________
/s/Ralph L. Heimann
   Chief Financial Officer